Annual Stockholders’ Meeting New York, NY May 8, 2023 Oppenheimer Holdings Inc.

WELCOME to Oppenheimer’s 2023 Annual Stockholders’ Meeting May 8, 2023 2

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. ("Oppenheimer” or the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2023 (the “2022 10-K”) and Quarterly Report on Form 10-Q for the quarter-ended March 31, 2023 filed with the SEC on April 28, 2023 (the “2023 10-Q1”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward-Looking Statements’” of the 2023 10-Q1. Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2022 10-K, the 2023 10-Q1 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward- looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward- looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 3

Our brand campaign has recently launched, with full-page ads appearing in Barron’s and The Wall Street Journal, and radio spots are running on Bloomberg & CNBC radio. Additional elements of our campaign will continue through the fall. Oppenheimer’s New Brand Campaign Emphasizes The Power of Oppenheimer Thinking 4

Business Overview 5 Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. Wealth Management Private client services and asset management solutions tailored to individuals’ unique financial objectives Capital Markets Investment banking services and capital markets products for institutions and corporations Business Mix – FY 2022 Revenue ($1,110.9M)(1) (1) Chart does not include $(1.8) million allocated to Corporate/Other. (2) Wealth Management represents the Private Client and Asset Management business segments. (3) Represents book value less goodwill and intangible assets divided by number of shares outstanding. Oppenheimer Snapshot (NYSE: OPY) 3/31/23 12/31/22 Stockholders’ Equity ($M): $800.4 $794.2 Market Cap ($M): $429.3 $464.2 Book Value per Share: $72.27 $72.41 Tangible Book Value per Share:(3) $56.92 $56.91 Share Price: $39.15 $42.33 Basic Earnings per Share: $1.32 (Qtr) $2.77 (Yr) Diluted Earnings per Share: $1.22 (Qtr) $2.57 (Yr) P/E Ratio (TTM): 11.38 15.28 Dividend Yield (TTM): 1.53% 1.42% Employees: 2,793 2,912 # of Financial Advisors: 959 968 Retail Branches in the US: 92 92 Client Assets under Administration ($B): $108.9 $105.0 Assets Under Management ($B): $39.3 $36.8 A Preeminent Wealth Manager and Investment Bank $774.9 70% $337.8 30% Wealth Management Capital Markets (2)

Global Footprint 6 Europe  92 retail branches in the U.S.  6 international offices  2,793 employees – 959 financial advisors – 185+ institutional sales professionals – 38 senior research analysts US London Hong Kong Tel Aviv Geneva St. Helier Frankfurt Wealth Management  Institutional Equities      Fixed Income      Investment Banking     Research    Hong Kong Shanghai Beijing AsiaMiddle East  Hong Kong London, UK  Geneva, Switzerland  St. Helier, Isle of Jersey  Munich, Germany  Tel Aviv, Israel Data as of March 31, 2023 Strong presence in the U.S. and Internationally . (1) (1) Advisory only (1)

Earnings per share (Basic) $ 2.77 $ 12.57 -78.0% Earnings per share (Diluted) $ 2.57 $ 11.70 -78.0% Summary Operating Results: 2022 vs. 2021 (Unaudited) 7 Highlights ($000’s) For the 12-Months Ended REVENUE 12/31/22 12/31/21 % Change Commissions $370,382 $401,607 -7.8% Advisory fees 425,615 451,197 -5.7% Investment banking 127,529 435,870 -70.7% Bank deposit sweep income 104,558 15,557 572.1% Interest 60,713 36,482 66.4% Principal transactions, net 21,031 23,984 -12.3% Other 1,113 29,338 -96.2% Total Revenue 1,110,941 1,394,035 -20.3% EXPENSES Compensation and related expenses 740,827 886,840 -16.5% Non-compensation related expenses 324,560 282,554 14.9% Total Expenses 1,065,387 1,169,394 -8.9% Pre-tax Income 45,554 224,641 -79.7% Net income attributable to Oppenheimer Holdings Inc. $32,351 $158,964 -79.6% Higher non-compensation expenses for the full year 2022 largely due to the impact of a previously disclosed adverse arbitration decision in the third quarter of 2022 The Company repurchased 1,684,287 shares of Class A non-voting common stock during the full year 2022 under its previously announced share repurchase program Lower other revenues largely attributed to the decreases in the cash surrender value of Company- owned life insurance policies, which fluctuates based on changes in fair value of the policies’ underlying investments Revenue of $1.1 billion, net income of $32.4 million and basic earnings per share of $2.77 for the full year 2022 Compensation expense as a percentage of revenue was 66.7% during the 2022 year vs. 63.6% during the prior year primarily due to the inflationary impact on salaries throughout the 2022 year

Earnings per share (Basic) $ 1.32 $ 0.75 76.0% Earnings per share (Diluted) $ 1.22 $ 0.69 76.8% Summary Operating Results: 1Q-23 vs. 1Q-22 (Unaudited) 8 Highlights ($000’s) For the 3-Months Ended REVENUE 3/31/23 3/31/22 % Change Commissions $86,697 $98,321 -11.8% Advisory fees 100,544 115,766 -13.1% Investment banking 37,965 38,470 -1.3% Bank deposit sweep income 48,909 4,354 1023.3% Interest 24,941 9,517 162.1% Principal transactions, net 13,490 2,364 470.6% Other 9,133 (2,764) * Total Revenue 321,679 266,028 20.9% EXPENSES Compensation and related expenses 206,292 186,031 10.9% Non-compensation related expenses 96,338 65,784 46.4% Total Expenses 302,630 251,815 20.2% Pre-tax Income 19,049 14,213 34.0% Net income attributable to Oppenheimer Holdings Inc. $14,617 $9,292 57.3% Gross revenue, net income, and earnings per share for the first quarter of 2023 primarily reflected increases in our interest-sensitive revenues, growth in M&A advisory fees and stronger sales and trading revenue partially offset by lower activity levels and valuations in client portfolios Assets under administration and under management were both at reduced levels at March 31, 2023 when compared with the same period last year Non-compensation expenses increased from the prior year quarter largely due to higher interest expense and legal costs Near record revenues in the Private Client segment are primarily attributed to higher bank deposit sweep income and margin interest revenue, which benefited from higher short-term interest rates The Company repurchased 95,055 shares of Class A non-voting common stock during the first quarter of 2023 under its previously announced share repurchase program, or approx. 1% of shares outstanding at 12/31/2022 Book value and tangible book value per share increased from the prior year period largely as a result of share repurchases and positive earnings * Percentage change not meaningful.

Select Financial Measures Earnings per Share ($) Net Income ($M)Revenue ($M) Shareholders’ Equity ($M) 1,033.4 1,198.7 1,394.0 1,110.9 266.0 321.7 2019 2020 2021 2022 1Q-22 1Q-23 53.0 123.0 159.0 32.4 9.3 14.6 2019 2020 2021 2022 1Q-22 1Q-23 3.82 9.30 11.70 2.57 0.69 1.22 2019 2020 2021 2022 1Q-22 1Q-23 EPS - Diluted EPS - Basic 1.320.75 2.77 12.57 9.73 4.10 592.7 685.5 823.9 794.2 800.4 2019 2020 2021 2022 1Q-23 9

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Capital Structure Book & Tangible Book Value per Share ($) Liquidity & Capital (1) Total Assets divided by Total Stockholders' Equity.  Stockholders’ equity of $800.4 million as of March 31, 2023  Book value ($72.27) and tangible book value ($56.92) per share increased from the prior year period largely as a result of share repurchases and positive earnings  The Board of Directors announced a quarterly dividend in the amount of $0.15 per share payable on May 26, 2023 to holders of Class A non-voting and Class B voting common stock of record on May 12, 2023  Level 3 assets, comprised of auction rate securities, were $31.8 million as of March 31, 2023 As of March 31, 2023 ($ in thousands) Total Assets: $2,920,207 Stockholders’ Equity: Long-Term Debt: $800,425 $113,050 Total Capitalization: $913,475 Debt to Equity Ratio: 14.1% Gross Leverage Ratio(1): 3.6x Broker-Dealer Regulatory Capital ($ in millions) Regulatory Net Capital: $440.0 Regulatory Excess Net Capital: $418.0 33.03 41.31 52.11 56.91 52.58 56.92 46.31 54.93 65.66 2019 2020 2021 2022 1Q-22 1Q-23 Tangible Book Value per Share (TBVPS) Book Value per Share (BVPS) 72.41 66.45 72.27 11

OPY Corporate Class A Buyback Activity 12 Average Price Amount Paid ($M) Shares Shares Outstanding (M) 236,122 323,249 718,522 177,192 1,684,287 95,055 2018 2019 2020 2021 2022 1Q-23 $24.96 $25.99 $20.94 $43.67 $36.00 $38.79 $5.90 $8.40 $15.05 $7.74 $60.64 $3.69 13.0 12.8 12.4 12.6 11.0 11.1

Interest and Fee Revenue 13 Interest and Fee Revenue ($M) Margin LendingFDIC Insured Bank Deposit Program  Credit extended to clients on a collateralized basis  Average customer margin debits were $1,215 million for TTM 3/31/23  Margin interest revenue of $61.3 million for TTM 3/31/23  Client funds swept into deposit accounts at participating banks and eligible for FDIC deposit insurance  +45 participating banks  FDIC Insured Bank Deposit program balance of $4.4 billion at 3/31/23  Bank deposit sweep income of $149.1 million for TTM 3/31/23 - 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% - $50.0 $100.0 $150.0 $200.0 $250.0 2018 2019 2020 2021 2022 TTM 3/31/23 Margin Interest Bank Deposit Sweep Income Fed Funds Target

Segment Revenue Breakdown: 2022 vs. 2021 14 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) Private Client Asset Management Capital Markets $675.7 61% $99.2 9% $337.8 30% Sweep Income / Interest $156.4 $(1.8) Corp/Other 2022 $1,111M 2021 $1,394M 665.1 48% 104.6 8% 625.7 45% Sweep Income / Interest $44.8 $(1.4) Corp/Other $142.3 $101.1 $ $ $

Segment Revenue Breakdown 1Q-23 vs. 1Q-22 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) Private Client Asset Management Capital Markets 1Q-23 Revenue $321.7M 1Q-22 Revenue $266.0M $(15.5) $6.5 $1.2 $9.5 $24.1 1Q-22 1Q-22 1Q-22 1Q-23 1Q-23 1Q-23 203.4 63% 27.1 10% 85.1 32% Sweep Income / Interest $4.4 Corp/Other 3.0 1% 150.8 57% Corp/Other 4.0 1% 203.4 63% 24.0 8% 90.3 28% Sweep Income / Interest $48.9 $54.5 * *Pre-tax loss attributable in part to increased compensation expense associated with opportunistic new hires and higher incentive compensation 15

Leading Wealth Management Platform 16 Wealth Management Services  Retail services: – Full-Service Brokerage – Financial Planning, Retirement Services, Corporate & Executive Services, and Trust Services – Margin & Securities Lending  Advisory Services: – Investment Policy Design & Implementation – Asset Allocation & Portfolio Construction – Research, Diligence & Manager Selection – Portfolio Monitoring & Reporting  Alternative Asset Management: – Hedge Funds & Fund-of-Funds – Private Equity Wealth Management Revenue ($M) Wealth Management Profit MarginClient Assets per Financial Advisor ($M) Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities 742 772 770 775 178 227 2019 2020 2021 2022 1Q-22 1Q-23 88.2 104.6 122.6 108.4 118.1 113.6 2019 2020 2021 2022 1Q-22 1Q-23 26.3% 25.2% 17.8% 22.9% 18.9% 26.8% 0% 5% 10% 15% 20% 25% 30% 2019 2020 2021 2022 1Q-22 1Q-23

Wealth Management Metrics 17 Client Assets Under Administration ($B) Client Assets Under Management ($B) Advisory Fees as a Percentage of Wealth Management Advisory Fees and Commissions Sustained shift to Fee-Based Revenue 91.0 104.8 122.1 105.0 117.2 108.9 2019 2020 2021 2022 1Q-22 1Q-23 64.4% 66.0% 66.6% 68.4% 68.1% 60% 61% 62% 63% 64% 65% 66% 67% 68% 69% 70% - 100 200 300 400 500 600 700 2019 2020 2021 2022 TTM Mar-23 M ill io ns Advisory Fees - Asset Management Gross Retail Commissions Fees % of Total Fees & Commissions 32.1 38.8 46.2 36.8 42.7 39.3 2019 2020 2021 2022 1Q-22 1Q-23

 3.4% Sales & Trading Revenues 1Q-23 vs 1Q-22 Capital Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions Healthcare Technology Transportation & Logistics Finance & Real Estate Consumer & Retail Energy Capital Markets Revenue Breakdown 2022 Capital Markets Revenue ($M) Investment Banking Focus Industries 18 Institutional Equities  Sales and Trading  Equity Research − 35+ senior research analysts covering 600+ companies  Corporate Access (Conferences & NDRs) Investment Banking  Mergers & Acquisitions  Equity Capital Markets  Debt Capital Markets  Restructuring & Special Situations Fixed Income  Taxable Fixed Income  Non-Taxable Fixed Income  Public Finance $117.1 34% $141.0 42% $76.7 23% $3.0 1% Other FY 2022 $337.8 M 273 291 427 626 338 2018 2019 2020 2021 2022  10.0% Investment Banking Revenues 1Q-23 vs 1Q-22  27.5% Compensation Expense 1Q-23 vs 1Q-22

Summary 19 Investing in our future and poised for growth Our balance sheet remains well-capitalized with low overall leverage and regulatory capital far in excess of required minimums Interest rate-sensitive businesses poised to continue do well in a rising interest rate environment (margin lending and bank sweep) During 1Q-23, we continued to benefit from the rising interest rate environment, which drove near record quarterly revenue for the Private Client segment due to strong sweep and margin interest income Will continue to pursue organic and inorganic growth opportunities in core businesses while continuing to look at independent channel We opportunistically took advantage of periodic dips in our share price to purchase approximately 1.7M and 95k Class A non- voting shares in 2022 and 1Q-23, respectively The operating results for 2022 reflected the diverse nature of our business, as strength in our interest-sensitive revenues partially offset lower underwriting, advisory and transaction- based fees when compared to 2021 Looking ForwardIn Review Opportunistically pursue hiring qualified candidates across the platform, including Wealth Management and Capital Markets Well-positioned to provide client advice through challenging market conditions amid repricing of asset classes based on uncertainty in interest rates, inflation, oil prices and foreign trade relationships